EXHIBIT 10.1

EXECUTION VERSION

CONSENT AND WAIVER
THIS CONSENT AND WAIVER (this "Consent"), is entered into as of July 12, 2018 by and among LUBY’S, INC. (the "Borrower"), each other Credit Party party hereto, the Lenders party hereto and WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent for the Lenders (in such capacity, the "Administrative Agent").
W I T N E S S E T H:
WHEREAS, the Borrower is party to that certain Credit Agreement, dated as of November 8, 2016 (as amended, restated, supplemented or otherwise modified, the "Credit Agreement") among, inter alia, the Borrower, the other Credit Parties from time to time party thereto, the Administrative Agent and the Lenders from time to time party thereto, pursuant to which the Lenders have made certain loans and financial accommodations available to the Borrower; and
WHEREAS, the Borrower has requested that the Administrative Agent and Lenders waive the requirement that the Credit Parties comply with the financial covenants set forth in Section 9.15 of the Credit Agreement that are tested for any period or time ending or occurring during the period from and including May 9, 2018 until the Compliance Test Date (as defined below) (as used in this Consent, such period, the "Compliance Waiver Period");
WHEREAS, the Borrower has further requested that the Lenders consent to continue to make Revolving Credit Loans and that the Issuing Lenders make, renew or extend Letters of Credit to the Borrower during the Compliance Waiver Period;
WHEREAS, the Administrative Agent and Lenders making up the Required Lenders and the Required Revolving Credit Lenders have agreed to the Borrower’s requests subject to the terms and conditions set forth in this Consent.
NOW, THEREFORE, in consideration of the foregoing and for other good and valid consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:
1.Defined Terms. Capitalized terms used but not defined herein shall have the respective meanings ascribed to such terms in the Credit Agreement.
2.Compliance Waiver; Covenants; Consent.
a.Compliance Waiver. Subject to the terms and conditions hereof, and in reliance upon the representations, warranties and covenants of the Credit Parties contained in this Consent, the Administrative Agent and Required Lenders agree during the Compliance Waiver Period to waive the requirement that the Credit Parties comply with the financial covenants set forth in Section 9.15 of the Credit Agreement that would otherwise be tested for any period or time ending or occurring during the Compliance Waiver Period (as used in this Consent, the "Waiver Period Financial Covenants"). On the Compliance Test Date, (a) the agreement of the Administrative Agent and Required Lenders to waive compliance by the Credit Parties with the Waiver Period Financial Covenants shall automatically terminate without further act or action by the Administrative Agent or Lenders, and (b) failure by the Credit Parties to comply with the Waiver Period Financial Covenants shall constitute an Event of Default in accordance with Section 10.1(d) of the Credit Agreement. As used in this Consent, "Compliance Test Date" means the earlier to occur of (i) 5:00 p.m. Eastern Time on August 10, 2018, (ii) the failure of the Borrower or any other Credit Party to perform, observe or comply with any covenant, agreement or term contained in this Consent, or (iii) the occurrence or existence of any Default or Event of Default during the Compliance Waiver Period. For clarity, nothing herein shall be deemed to be a waiver of the requirements set forth in Section 8.1(b), Section 8.1(d) or Section 8.1(e) of the Credit Agreement with respect to any Measurement Period, Accounting Period or week, as applicable, ending during the Compliance Waiver Period or the requirement set forth in Section 8.2(a) of the Credit Agreement with respect to the delivery of the Officer’s Compliance Certificate in connection with the financial statements required to be delivered pursuant to Section 8.1(b) or Section 8.1(d) of the Credit Agreement during the Compliance Waiver Period; provided, that any such Officer’s Compliance Certificate delivered with respect to any Measurement Period or Accounting Period ending during the Compliance Waiver Period shall show the calculation of the Waiver Period Financial Covenants but shall include appropriate modification to reflect the fact that the Waiver Period Financial Covenants will not be tested until the Compliance Test Date. For the avoidance of doubt, in the event that during the period from and including May 9, 2018 through the Consent Effective Date (as defined below), any Credit Party from time to time certified or made any representations that, at the time of such certification or representation, no Default or Event of Default has occurred and is continuing, the Administrative Agent and the Required Lenders hereby agree that no such certification or representation shall be considered untrue solely because of any failure of the Credit Parties to comply with the Waiver Period Financial Covenants during the Compliance Waiver Period but prior to the Consent Effective Date.
b.Covenants During Compliance Waiver Period. Subject to Section 3 hereof, during the Compliance Waiver Period, the Borrower agrees that it shall comply with each of the following covenants on and after the Consent Effective Date and that the failure to comply with any of such covenants shall constitute an Event of Default under the Credit Agreement:
(i)to abide by and comply with, and cause each of its Subsidiaries to abide by and comply with, all covenants and agreements applicable to them under this Consent and the other Loan Documents (except for the Waiver Period Financial Covenants);
(ii)no later than July 13, 2018 or such later date as the Administrative Agent may agree in its sole discretion in writing, at Borrower’s expense, to retain an independent financial advisor reasonably acceptable to the Administrative Agent, as acknowledged in writing (the "Financial Advisor") to investigate refinancing transactions, the proceeds of which will be applied to, among other things, repay the Obligations in full in cash (a "Refinancing Transaction"), and to assist the Credit Parties with development and execution of such Refinancing Transaction; and
(iii)on or before August 10, 2018, or such later date as agreed in writing by the Administrative Agent, completed marketing materials prepared by the Financial Advisor and the Borrower to be used to promote a Refinancing Transaction shall be delivered to the Administrative Agent (for distribution to the Lenders).
c.Consent to Borrowing During the Compliance Waiver Period. Subject to Section 3 hereof, the undersigned Lenders and Issuing Lenders, constituting the Required Revolving Credit Lenders, hereby consent to the Revolving Credit Lenders making Revolving Credit Loans available to the Borrower and the Issuing Lenders making, renewing or extending Letters of Credit under the Credit Agreement during the Compliance Waiver Period, notwithstanding that the Credit Parties may not have complied with the

Waiver Period Financial Covenants or satisfied the conditions set forth in Sections 6.2(a) or (b) of the Credit Agreement solely with respect to the Waiver Period Financial Covenants; provided that during the Compliance Waiver Period, notwithstanding anything to the contrary in the Credit Agreement, (i) the Applicable Margin for LIBOR Rate Loans shall be 5.50% and the Applicable Margin for Base Rate Loans shall be 4.50%, (ii) the Interest Period for any Base Rate Loans converted into LIBOR Rate Loans or for any LIBOR Rate Loans borrowed or continued as a LIBOR Rate Loan under the Revolving Credit Facility in each case during the Compliance Waiver Period shall not be longer than one (1) month, and (iii) the Revolving Credit Outstandings shall at no time exceed $29,000,000.
d.Real Estate Mortgages. The Borrower and the other Credit Parties acknowledge and agree that the Administrative Agent had identified the properties set forth on Schedule 1 hereto in a Real Estate Collateral Notice and the Borrower and the Administrative Agent have agreed on a form of deed of trust to be used to grant a Lien on each such property in favor of the Administrative Agent, for the ratable benefit of the Secured Parties (each such deed of trust to be included in the term "Mortgages" upon execution thereof) and that, notwithstanding anything to the contrary set forth in Section 8.22 of the Credit Agreement, the applicable Credit Parties shall, within three (3) Business Days, or such later date as agreed in writing by the Administrative Agent, of presentation to the applicable Credit Party for signature of such agreed upon deed of trust form completed to identify any such property, duly execute, have properly notarized and return to the Administrative Agent such deed of trust and promptly upon request take such other steps as shall permit the Administrative Agent to duly record such deed of trust in the appropriate land recording office or registry of deeds. The Credit Parties agree that such deeds of trust for such properties may be submitted to the Credit Parties for signature collectively or individually as they are completed.
e.Further Discussions. The parties confirm that no assurances have been given to the Borrower and no commitments have been made by the Administrative Agent or Lenders in connection with this Consent on any issue or matter. No modifications or waivers shall be binding or enforceable unless set out in a written amendment to the Credit Agreement or other agreement signed by the Administrative Agent, requisite Lenders and the Borrower.
3.Conditions and Effectiveness. This Consent shall become effective with retroactive effect as of May 9, 2018 as soon as the Administrative Agent shall have received counterpart signatures to this Consent from the Required Lenders, the Required Revolving Lenders and each other party hereto (the date on which such condition has been satisfied, the "Consent Effective Date").
4.Payment of Fees. The Borrower shall pay the legal fees, costs and expenses of the counsel to the Administrative Agent no later than three (3) Business Days after receiving an invoice of such counsel’s legal fees, costs and expenses. Failure to pay any of the fees described in this Section 4 when due shall constitute an immediate Event of Default under the Credit Agreement.
5.Representations and Warranties. The Borrower hereby represents and warrants to the Administrative Agent and each Lender as follows:
a.    the execution, delivery and performance by the Borrower of this Consent has been duly authorized by all necessary corporate action;
b.    after giving effect to the consents and waivers set forth herein, no Default or Event of Default has occurred and is continuing or would result herefrom; and
c.    after giving effect to the consents and waivers set forth herein, all representations and warranties contained in the Credit Agreement are true and correct in all material respects (except that such materiality qualifier shall not be applicable to any portion of any representation and warranty that is already qualified or modified by materiality in the text thereof); provided that any such representations and warranties that by their express terms are made as of a specific date are true and correct in all material respects as of such specific date.
d.    the Subsidiary Guarantors party hereto constitute all of the Subsidiaries of the Borrower required to be a Subsidiary Guarantor pursuant to the terms of the Credit Agreement.
6.Agreement in Full Force and Effect; Borrower Ratification of other Loan Documents. Except as specifically amended hereby, the Credit Agreement shall remain in full force and effect and is hereby ratified and confirmed. Except as expressly set forth herein, this Consent shall not be deemed to be a waiver, amendment or modification of any provisions of the Credit Agreement or any Loan Document or any right, power or remedy of the Administrative Agent or the Lenders, or of any Default or Event of Default under any of the foregoing, in each case, whether arising before or after the date hereof or as a result of performance hereunder or thereunder. Each reference in the Credit Agreement to "this Agreement," "hereunder," "hereof," "herein" or words of similar import shall mean and be a reference to the Credit Agreement as amended hereby, and each reference herein or in any Loan Document to the "Credit Agreement" shall mean and be a reference to the Credit Agreement as amended hereby. For the avoidance of doubt, this Consent shall constitute a Loan Document for all purposes under the Credit Agreement. All other Loan Documents to which the Borrower is a party remain in full force and effect, and the Borrower hereby ratifies all of its obligations thereunder.
7.Ratification of Guaranty. Each of the undersigned Subsidiary Guarantors hereby acknowledges and consents to this Consent, and agrees that its Guaranty Agreement in favor of the Administrative Agent for the benefit of the Secured Parties, and all other Loan Documents to which it is a party, remain in full force and effect, and each of the Subsidiary Guarantors hereby ratifies all of its respective obligations thereunder.
8.Release of Claims. In order to induce the Administrative Agent and the Lenders to enter into this Consent, each Credit Party, on behalf of itself and its respective Related Parties (collectively, the "Releasing Parties"), acknowledges and agrees that: (a) none of the Releasing Parties presently has any claim or cause of action against any of the Administrative Agent, any Lender or any of their respective Related Parties (collectively, the "Released Parties") relating to or arising out of any Loan Document or any agreement entered into in connection therewith; (b) to the actual (and not constructive or imputed) knowledge of any officer of any Credit Party, none of the Releasing Parties presently has any offset right, counterclaim or defense of any kind against any of their respective Obligations, debt or liabilities to the Administrative Agent or any Lender; and (c) each of the Released Parties has heretofore properly performed and satisfied in a timely manner all of its obligations to the Credit Parties and their Subsidiaries under the Loan Documents to which it is a party. Each of the Credit Parties wishes to eliminate any possibility that any past conditions, acts, omissions, events, circumstances or matters would impair or otherwise adversely affect any of the Administrative Agent or any Lenders’ rights, interests, contracts, or remedies under the Loan Documents, whether known or unknown, as applicable. Therefore, each of the Credit Parties, on behalf of the Releasing Parties, unconditionally releases, waives and forever discharges (x) any and all liabilities, obligations, duties, promises or debt of any kind of the Administrative Agent and each Lender to the Releasing Parties, in each case, occurring, existing or arising on or prior to the date of this Consent, and (y) all claims, offsets, causes of action, suits or defenses of any kind whatsoever (if any), whether arising at law or in equity, whether known or unknown, which the Releasing Parties might otherwise have against any of the Released Parties for actions taken or not taken on or prior to the date of this Consent, in each case under clause (x) or clause (y), (A) whether known or unknown, on account of any past or presently existing condition, act, omission, event, contract, liability, obligation, debt, claim, cause of action, defense, circumstance or matter of any kind,

(B) other than any such liabilities, obligations, claims, causes of action or suits resulting from the gross negligence or willful misconduct of the Administrative Agent or any Lender, as determined by a court of competent jurisdiction in a final non-appealable judgment and (C) relating to or arising out of the Loan Documents or any agreement entered into in connection therewith. The Released Parties shall not be liable with respect to, and each of the Credit Parties hereby waives, releases and agrees not to sue for, any special, indirect or consequential damages relating to the Loan Documents or arising out of activities in connection herewith or therewith (whether before, on or after the date hereof.
9.Counterparts. This Consent may be executed by one or more of the parties to this Consent and any number of separate counterparts, each of which when so executed, shall be deemed an original and all said counterparts when taken together shall be deemed to constitute but one and the same instrument.
10.Successors and Assigns. This Consent shall be binding upon and inure to the benefit of the Borrower and its successors and assigns and the Administrative Agent and Lenders and their respective successors and assigns.
11.GOVERNING LAW. THIS CONSENT SHALL BE GOVERNED BY AND SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS.
12.Severability. Wherever possible, each provision of this Consent shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Consent shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity without invalidating the remainder of such provision or the remaining provisions of this Consent.
13.ENTIRE AGREEMENT. THE CREDIT AGREEMENT, AS AMENDED BY THIS CONSENT, AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

[Remainder of Page Intentionally Left Blank; Signature Pages Follow]

IN WITNESS WHEREOF, each of the undersigned has executed this Consent as of the date set forth above.

BORROWER:

LUBY’S, INC.

By:    /s Christopher J. Pappas
Christopher J. Pappas
President and Chief Executive Officer

SUBSIDIARY GUARANTORS:

LUBY'S FUDDRUCKERS RESTAURANTS, LLC

By:    /s Peter Tropoli
Peter Tropoli
President and Chief Operating Officer

LUBY’S BEV I, LLC
LUBY’S BEV II, LLC

Each by: /s Peter Tropoli
Peter Tropoli
Manager

LUBY’S BEVCO, INC.

By:    /s Christopher J. Pappas
Christopher J. Pappas
President and CEO

FUDDRUCKERS OF ANNAPOLIS, LLC
FUDDRUCKERS OF HOWARD COUNTY, LLC
FUDDRUCKERS OF BRANDYWINE, LLC

Each by Luby’s Bev II, LLC, as its Managing Member

By:    /s Peter Tropoli
Peter Tropoli
Manager

PARADISE CHEESEBURGERS, LLC

By: Luby’s Fuddruckers Restaurants, LLC, as its Manager

By:    /s Peter Tropoli
Peter Tropoli
President and Chief Operating Officer

PARADISE RESTAURANT GROUP, LLC
CHEESEBURGER OF NEWARK, LLC
CHEESEBURGER OF FT. MYERS, LLC
CHEESEBURGER OF SANDESTIN, L.L.C.
CHEESEBURGER OF DOWNERS GROVE, LLC
CHEESEBURGER OF ALGONQUIN, LLC
CHEESEBURGER OF EVANSVILLE, LLC
CHEESEBURGER OF FISHERS, LLC
CHEESEBURGER OF SOUTHPORT, LLC
CHEESEBURGER OF TERRE HAUTE, LLC
CHEESEBURGER OF KANSAS CITY, LLC
CHEESEBURGER OF PASADENA, LLC
CHEESEBURGER OF CALIFORNIA, LLC
CHEESEBURGER IN PARADISE OF ST. MARY’S COUNTY, LLC
CHEESEBURGER OF STERLING HEIGHTS, LLC
HIGH TIDES OF OMAHA, LLC
CHEESEBURGER OF SECAUCUS, LLC
CHEESEBURGER OF WALLKILL, LLC
CHEESEBURGER OF MYRTLE BEACH, LLC
CHEESEBURGER OF FREDERICKSBURG, LLC
CHEESEBURGER OF NEWPORT NEWS, LLC
CHEESEBURGER OF VIRGINIA BEACH, LLC
CHEESEBURGER OF WOODBRIDGE, LLC
CHEESEBURGER OF MIDDLETON, LLC

Each by:    /s Peter Tropoli
Peter Tropoli
President

CHEESEBURGER IN PARADISE OF ANNE ARUNDEL COUNTY, INC.

By:    /s Peter Tropoli
Peter Tropoli
Authorized Representative

WELLS FARGO BANK, NATIONAL ASSOCIATION
as Lender and as Administrative Agent

By:     /s Reginald T. Dawson
Name: Reginald T. Dawson
Title: Senior Vice President

CADENCE BANK, N.A.
as Lender

By:     /s Josh Taylor
Name: Josh Taylor
Title: Senior Vice President

TEXAS CAPITAL BANK, N.A.
as Lender

By:     /s Eva Pawelek
Name: Eva Pawelek
Title: Senior Vice President